UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida		33401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 207-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2015 by Platform Specialty Products Corporation (“Platform”), Platform issued an announcement pursuant to Rule 2.7 of the U.K. City Code on Takeovers and Mergers disclosing the terms of a recommended offer to acquire all of the issued and to be issued shares of Alent plc (the “Alent Acquisition”) in a cash and stock transaction for approximately $2.1 billion (based on the GBP/USD exchange rate of 1.5517 on July 10, 2015). The Alent Acquisition is expected to be effected solely pursuant to the terms of a UK law governed scheme of arrangement, the terms of which are set forth in the scheme document sent to the shareholders of Alent plc on August 17, 2015, which contains the full terms and conditions of the transaction. There can be no assurance that the proposed Alent Acquisition will close, or be completed in the time frame, on the terms or in the manner currently anticipated.

In this Current Report on Form 8-K, Platform is filing unaudited pro forma condensed consolidated balance sheets as of June 30, 2015 and the unaudited pro forma condensed consolidated statements of operations of Platform for the six months ended June 30, 2015, the year ended December 31, 2014 and the last twelve-months ended June 30, 2015, in each case giving effect on a pro forma basis to the proposed Alent Acquisition and the related financings, the acquisition of the Chemtura AgroSolutions business of Chemtura Corporation and the acquisition of Arysta LifeScience Limited (the “Pro Forma Information”). A copy of the Pro Forma Information is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

99.1	Platform’s unaudited pro forma condensed consolidated balance sheets as of June 30, 2015 and the unaudited pro forma condensed consolidated statements of operations of Platform for the six months ended June 30, 2015, the year ended December 31, 2014 and the last twelve-months ended June 30, 2015, in each case giving effect on a pro forma basis to the proposed Alent Acquisition and the related financings, the acquisition of the Chemtura AgroSolutions business of Chemtura Corporation and the acquisition of Arysta LifeScience Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)

November 2, 2015 (Date)	/s/ Sanjiv Khattri Sanjiv Khattri Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Platform’s unaudited pro forma condensed consolidated balance sheets as of June 30, 2015 and the unaudited pro forma condensed consolidated statements of operations of Platform for the six months ended June 30, 2015, the year ended December 31, 2014 and the last twelve-months ended June 30, 2015, in each case giving effect on a pro forma basis to the proposed Alent Acquisition and the related financings, the acquisition of the Chemtura AgroSolutions business of Chemtura Corporation and the acquisition of Arysta LifeScience Limited.